UNITED STATES COMMODITY FUNDS LLC

General Partner of the United States Brent Oil Fund, LP

March 31, 2014

Dear United States Brent Oil Fund, LP Investor,

Enclosed with this letter is your copy of the 2013 financial statements for the United States Brent Oil Fund, LP (ticker symbol “BNO”). We have mailed this statement to all investors in BNO who held shares as of December 31, 2013 to satisfy our annual reporting requirement under federal commodities laws. In addition, we have enclosed a copy of the current BNO Privacy Policy. Additional information concerning BNO’s 2013 results may be found by referring to BNO’s Annual Report on Form 10-K (the “Form 10-K”), which has been filed with the U.S. Securities and Exchange Commission (the “SEC”). You may obtain a copy of the Form 10-K by going to the SEC’s website at www.sec.gov, or by going to BNO’s own website at www.unitedstatesbrentoilfund.com. You may also call BNO at 1-800-920-0259 to speak to a representative and request additional material, including a current BNO Prospectus.

United States Commodity Funds LLC is the general partner of BNO. United States Commodity Funds LLC is also the general partner or sponsor and manager of several other commodity based exchange traded security funds. These other funds are referred to in the attached financial statements and include:

United States Oil Fund, LP	(ticker symbol: USO)	United States 12 Month Natural Gas Fund, LP	(ticker symbol: UNL)
United States Natural Gas Fund, LP	(ticker symbol: UNG)	United States Commodity Index Fund	(ticker symbol: USCI)
United States 12 Month Oil Fund, LP	(ticker symbol: USL)	United States Copper Index Fund	(ticker symbol: CPER)
United States Gasoline Fund, LP	(ticker symbol: UGA)	United States Agriculture Index Fund	(ticker symbol: USAG)
United States Diesel-Heating Oil Fund, LP	(ticker symbol: UHN)	United States Metals Index Fund	(ticker symbol: USMI)
United States Short Oil Fund, LP	(ticker symbol: DNO)

Information about these other funds is contained within the Annual Report as well as in the current BNO Prospectus. Investors in BNO who wish to receive additional information about these other funds may do so by going to their respective websites.* The websites may be found at:
www.unitedstatesoilfund.com	www.unitedstates12monthnaturalgasfund.com
www.unitedstatesnaturalgasfund.com	www.unitedstatescommodityindexfund.com
www.unitedstates12monthoilfund.com	www.unitedstatescopperindexfund.com
www.unitedstatesgasolinefund.com	www.unitedstatesagricultureindexfund.com
www.unitedstatesdieselheatingoilfund.com	www.unitedstatesmetalsindexfund.com
www.unitedstatesshortoilfund.com
You may also call United States Commodity Funds LLC at 1-800-920-0259 to request additional information. Thank you for your continued interest in BNO.

Regards,

/s/ Nicholas Gerber
Nicholas Gerber
President and CEO
United States Commodity Funds LLC

*   This letter is not an offer to buy or sell securities. Investment in any of these other funds is only made by prospectus. Please consult the relevant prospectus for a description of the risks and expenses involved in any such investment.

PRIVACY POLICY OF

UNITED STATES COMMODITY FUNDS LLC

AS GENERAL PARTNER OF:

UNITED STATES OIL FUND, LP
UNITED STATES NATURAL GAS FUND, LP
UNITED STATES 12 MONTH OIL FUND, LP
UNITED STATES 12 MONTH NATURAL GAS FUND, LP
UNITED STATES GASOLINE FUND, LP
UNITED STATES DIESEL-HEATING OIL FUND, LP
UNITED STATES SHORT OIL FUND, LP
UNITED STATES BRENT OIL FUND, LP

AND AS SPONSOR OF UNITED STATES COMMODITY INDEX FUNDS TRUST

AND THE FOLLOWING SERIES THEREIN:

UNITED STATES COMMODITY INDEX FUND
UNITED STATES COPPER INDEX FUND
UNITED STATES AGRICULTURE INDEX FUND
UNITED STATES METALS INDEX FUND

This document sets forth the Sixth Amended Privacy Policy of United States Commodity Funds LLC (the “Company”), adopted on December 6, 2008, last amended on March 20, 2014. The Company is a commodity pool operator registered with the Commodity Futures Trading Commission, and (i) the statutory trust for which the Company acts as sponsor, United States Commodity Index Funds Trust (the “Index Funds Trust”), and each series therin and (ii) each of the funds for which the Company serves as the general partner or serves as sponsor (each a “Fund” and together, the “Funds” as listed above) each as referenced above relating to the collection, maintenance and use of nonpublic personal information about the Funds’ investors, as required under federal legislation. This privacy policy applies to the nonpublic personal information of investors who are individuals and who obtain financial products or services primarily for personal, family or household purposes.

Collection of Investor Information
Shares of the Funds are registered in the name of Cede & Co., as nominee for the Depository Trust Company. However, the Company may collect or have access to personal information about Fund investors for certain purposes relating to the operation of the Funds, including for the distribution of certain required tax reports to investors. This information may include information received from investors and information about investors’ holdings and transactions in shares of the Funds.

Disclosure of Nonpublic Personal Information
The Company does not sell or rent investor information. The Company does not disclose nonpublic personal information about Fund investors, except as required by law or as described below. Specifically, the Company may share nonpublic personal information in the following situations:

•
To service providers in connection with the administration and servicing of the Funds, which may include attorneys, accountants, auditors and other professionals. The Company may also share information in connection with the servicing or processing of the Index Funds Trust and Fund transactions.

•	To respond to subpoenas, court orders, judicial process or regulatory authorities;

•	To protect against fraud, unauthorized transactions (such as money laundering), claims or other liabilities; and

•	Upon consent of an investor to release such information, including authorization to disclose such information to persons acting in a fiduciary or representative capacity on behalf of the investor.

Fund investors have no right to opt out of the Company’s disclosure of non-public personal information under the circumstances described above.

Protection of Investor Information
The Company holds Fund investor information in the strictest confidence. Accordingly, the Company’s policy is to require that all employees, financial professionals and companies providing services on its behalf keep client information confidential.
The Company maintains safeguards that comply with federal standards to protect investor information. The Company restricts access to the personal and account information of investors to those employees who need to know that information in the course of their job responsibilities. Third parties with whom the Company shares investor information must agree to follow appropriate standards of security and confidentiality, which includes safeguarding such information physically, electronically and procedurally.

The Company’s privacy policy applies to both current and former investors. The Company will only disclose nonpublic personal information about a former investor to the same extent as for a current investor.

Changes to Privacy Policy
The Company may make changes to its privacy policy in the future. The Company will not make any change affecting Fund investors without first sending investors a revised privacy policy describing the change. In any case, the Company will send Fund investors a current privacy policy at least once a year as long as they continue to be Fund investors.

UNITED STATES BRENT OIL FUND, LP
A Delaware Limited Partnership

FINANCIAL STATEMENTS

For the years ended December 31, 2013, 2012 and 2011

AFFIRMATION OF THE COMMODITY POOL OPERATOR To the Shareholders of the United States Brent Oil Fund, LP:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in this Annual Report for the years ended December 31, 2013, 2012 and 2011 is accurate and complete.

By: /s/ Nicholas Gerber
Nicholas Gerber
President & CEO of United States Commodity Funds LLC
United States Brent Oil Fund, LP
(General Partner of United States Brent Oil Fund, LP)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM To the Partners of

United States Brent Oil Fund, LP

We have audited the accompanying statements of financial condition of United States Brent Oil Fund, LP (the “Fund”) as of December 31, 2013 and 2012, including the schedule of investments as of December 31, 2013 and 2012, and the related statements of operations, changes in partners’ capital and cash flows for the years ended December 31, 2013, 2012 and 2011. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United States Brent Oil Fund, LP as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the years ended December 31, 2013, 2012 and 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Spicer Jeffries LLP
Greenwood Village, Colorado
March 26, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

United States Brent Oil Fund, LP
Statements of Financial Condition
At December 31, 2013 and 2012

	2013	2012
Assets
Cash and cash equivalents (Note 5)	$25,257,312	$39,506,019
Equity in trading accounts:
Cash and cash equivalents	3,271,010	4,934,103
Unrealized gain on open commodity futures contracts	28,670	739,330
Receivable from General Partner (Note 3)	80,653	47,248
Dividend receivable	584	1,036
Other assets	1,035	827
Total assets	$28,639,264	$45,228,563

Liabilities and Partners’ Capital Payable for shares redeemed	$2,190,654	$–
Professional fees payable	140,442	125,339
General Partner management fees payable (Note 3)	18,110	28,273
Brokerage commissions payable	821	1,221
Other liabilities	894	1,109
Total liabilities	2,350,921	155,942
Commitments and Contingencies (Notes 3, 4 and 5)
Partners’ Capital
General Partner	–	–
Limited Partners	26,288,343	45,072,621
Total Partners’ Capital	26,288,343	45,072,621
Total liabilities and partners’ capital	$$28,639,264	$45,228,563
Limited Partners’ shares outstanding	600,000	1,100,000	*
Net asset value per share	$43.81	$40.98	*
Market value per share	$44.54	$41.04	*

* On August 26, 2013, the United States Brent Oil Fund, LP executed a 2-for-1 forward share split for all shareholders of record as of the close of markets on August 26, 2013. The 2-for-1 forward share split was payable after the close of markets on August 28, 2013. United States Brent Oil Fund, LP began trading its post-share split price on August 29, 2013. The Statements of Financial Condition have been adjusted for the period shown to reflect the 2-for-1 forward share split on a retroactive basis.

United States Brent Oil Fund, LP
Statements of Financial Condition
At December 31, 2013 and 2012

	2013	2012
Assets
Cash and cash equivalents (Note 5)	$25,257,312	$39,506,019
Equity in trading accounts:
Cash and cash equivalents	3,271,010	4,934,103
Unrealized gain on open commodity futures contracts	28,670	739,330
Receivable from General Partner (Note 3)	80,653	47,248
Dividend receivable	584	1,036
Other assets	1,035	827

Total assets	$28,639,264	$45,228,563

Liabilities and Partners’ Capital
Payable for shares redeemed	$2,190,654	$–
Professional fees payable	140,442	125,339
General Partner management fees payable (Note 3)	18,110	28,273
Brokerage commissions payable	821	1,221
Other liabilities	894	1,109

Total liabilities	2,350,921	155,942

Commitments and Contingencies (Notes 3, 4 and 5)

Partners’ Capital
General Partner	–	–
Limited Partners	26,288,343	45,072,621
Total Partners’ Capital	26,288,343	45,072,621

Total liabilities and partners’ capital	$28,639,264	$45,228,563

Limited Partners’ shares outstanding	600,000	1,100,000	*
Net asset value per share	$43.81	$40.98	*
Market value per share	$44.54	$41.04	*

* On August 26, 2013, the United States Brent Oil Fund, LP executed a 2-for-1 forward share split for all shareholders of record as of the close of markets on August 26, 2013. The 2-for-1 forward share split was payable after the close of markets on August 28, 2013. United States Brent Oil Fund, LP began trading its post-share split price on August 29, 2013. The Statements of Financial Condition have been adjusted for the period shown to reflect the 2-for-1 forward share split on a retroactive basis.

See accompanying notes to financial statements.

62

United States Brent Oil Fund, LP
Schedule of Investments
At December 31, 2013

	Number of Contracts	Unrealized Gain on Open Commodity Contracts	% of Partners’ Capital
Open Futures Contracts – Long
Foreign Contracts
ICE Brent Crude Oil Futures CO February 2014 contracts, expiring January 2014*	237	$28,670	0.11

	Principal Amount	Market Value
Cash Equivalents
United States Treasury Obligation
U.S. Treasury Bill, 0.07%, 3/27/2014	$4,000,000	$3,999,339	15.22

United States – Money Market Funds
Morgan Stanley Institutional Liquidity Fund – Government Portfolio	3,510,274	3,510,274	13.35
Wells Fargo Advantage Government Money Market Fund – Class I	4,500,497	4,500,497	17.12
Total Money Market Funds		8,010,771	30.47
Total Cash Equivalents		$12,010,110	45.69

* Collateral amounted to $3,271,010 on open futures contracts.

See accompanying notes to financial statements.

63

United States Brent Oil Fund, LP
Schedule of Investments
At December 31, 2012

	Number of Contracts	Unrealized Gain on Open Commodity Contracts	% of Partners’ Capital
Open Futures Contracts – Long
Foreign Contracts
ICE Brent Crude Oil Futures CO February 2013 contracts, expiring January 2013*	406	$739,330	1.64

	Principal Amount	Market Value
Cash Equivalents
United States Treasury Obligation
U.S. Treasury Bill, 0.10%, 1/17/2013	$2,700,000	$2,699,886	5.99

United States – Money Market Funds
Fidelity Institutional Government Portfolio – Class I	5,502,749	5,502,749	12.21
Goldman Sachs Financial Square Funds – Government Fund – Class FS	11,002,270	11,002,270	24.41
Morgan Stanley Institutional Liquidity Fund - Government Portfolio	11,510,274	11,510,274	25.53
Wells Fargo Advantage Government Money Market Fund - Class I	10,000,497	10,000,497	22.19
Total Money Market Funds		38,015,790	84.34
Total Cash Equivalents		$40,715,676	90.33

* Collateral amounted to $4,934,188 on open futures contracts.

See accompanying notes to financial statements.

64

United States Brent Oil Fund, LP
Statements of Operations
For the years ended December 31, 2013, 2012 and 2011

	Year ended December 31, 2013	Year ended December 31, 2012		Year ended December 31, 2011
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain on closed positions	$3,338,310	$3,239,910		$8,052,950
Change in unrealized gain (loss) on open positions	(710,660)	1,655,900		(1,239,230)
Dividend income	6,856	10,149		3,457
Interest income	5,073	5,345		4,586
Other income	18,900	10,500		20,050

Total income	2,658,479	4,921,804		6,841,813

Expenses
General Partner management fees (Note 3)	299,440	391,039		318,548
Professional fees	140,442	125,339		146,522
Brokerage commissions	29,674	33,506		31,871
Other expenses	9,012	9,844		4,953

Total expenses	478,568	559,728		501,894

Expense waiver (Note 3)	(80,653)	(47,248)		(104,431)

Net expenses	397,915	512,480		397,463

Net income	$2,260,564	$4,409,324		$6,444,350
Net income per limited partnership share	$2.83	$3.71	*	$5.73	*
Net income per weighted average limited partnership share	$2.35	$3.37	*	$5.74	*
Weighted average limited partnership shares outstanding	963,425 *	1,307,650	*	1,122,740	*

* On August 26, 2013, the United States Brent Oil Fund, LP executed a 2-for-1 forward share split for all shareholders of record as of the close of markets on August 26, 2013. The 2-for-1 forward share split was payable after the close of markets on August 28, 2013. United States Brent Oil Fund, LP began trading its post-share split price on August 29, 2013. The Statements of Operations have been adjusted for the period shown to reflect the 2-for-1 forward share split on a retroactive basis.

See accompanying notes to financial statements.

65

United States Brent Oil Fund, LP
Statements of Changes in Partners’ Capital
For the years ended December 31, 2013, 2012 and 2011

	General Partner	Limited Partners	Total

Balances, at December 31, 2010	$–	$12,615,031	$12,615,031
Addition of 5,600,000 partnership shares*	–	205,178,034	205,178,034
Redemption of 5,000,000 partnership shares*	–	(186,969,027)	(186,969,027)
Net income	–	6,444,350	6,444,350

Balances, at December 31, 2011	–	37,268,388	37,268,388
Addition of 2,200,000 partnership shares*	–	89,087,948	89,087,948
Redemption of 2,200,000 partnership shares*	–	(85,693,039)	(85,693,039)
Net income	–	4,409,324	4,409,324

Balances, at December 31, 2012	–	45,072,621	45,072,621
Addition of 2,800,000 partnership shares*	–	118,483,039	118,483,039
Redemption of 3,300,000 partnership shares*	–	(139,527,881)	(139,527,881)
Net income	–	2,260,564	2,260,564

Balances, at December 31, 2013	$–	$26,288,343	$26,288,343

Net Asset Value Per Share:
At June 2, 2010 (commencement of operations)			$25.00	*
At December 31, 2010			$31.54	*
At December 31, 2011			$37.27	*
At December 31, 2012			$40.98	*
At December 31, 2013			$43.81

* On August 26, 2013, the United States Brent Oil Fund, LP executed a 2-for-1 forward share split for all shareholders of record as of the close of markets on August 26, 2013. The 2-for-1 forward share split was payable after the close of markets on August 28, 2013. United States Brent Oil Fund, LP began trading its post-share split price on August 29, 2013. The Statements of Changes in Partners’ Capital have been adjusted for the period shown to reflect the 2-for-1 forward share split on a retroactive basis.

See accompanying notes to financial statements.

66

United States Brent Oil Fund, LP
Statements of Cash Flows
For the years ended December 31, 2013, 2012 and 2011

	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2011
Cash Flows from Operating Activities:
Net income	$2,260,564	$4,409,324	$6,444,350
Adjustments to reconcile net income to net cash provided by operating activities:
(Increase) decrease in commodity futures trading account - cash and cash equivalents	1,663,093	3,366,714	(5,131,599)
Unrealized (gain) loss on futures contracts	710,660	(1,655,900)	1,239,230
(Increase) decrease in receivable from General Partner	(33,405)	57,183	9,284
(Increase) decrease in dividend receivable	452	(696)	(54)
(Increase) decrease in interest receivable	–	11	(11)
Increase in other assets	(208)	(549)	(278)
Increase (decrease) in professional fees payable	15,103	(21,183)	23,618
Increase (decrease) in General Partner management fees payable	(10,163)	(5,637)	26,107
Increase (decrease) in brokerage commissions payable	(400)	305	500
Increase (decrease) in other liabilities	(215)	(168)	1,076
Net cash provided by operating activities	4,605,481	6,149,404	2,612,223

Cash Flows from Financing Activities:
Addition of partnership shares	118,483,039	89,087,948	205,178,034
Redemption of partnership shares	(137,337,227)	(85,693,039)	(186,969,027)
Net cash provided by (used in) financing activities	(18,854,188)	3,394,909	18,209,007

Net Increase (Decrease) in Cash and Cash Equivalents	(14,248,707)	9,544,313	20,821,230

Cash and Cash Equivalents, beginning of year	39,506,019	29,961,706	9,140,476
Cash and Cash Equivalents, end of year	$25,257,312	$39,506,019	$29,961,706

See accompanying notes to financial statements.

United States Brent Oil Fund, LP
Notes to Financial Statements
For the years ended December 31, 2013, 2012 and 2011

NOTE 1 – ORGANIZATION AND BUSINESS

The United States Brent Oil Fund, LP (“BNO”) was organized as a limited partnership under the laws of the state of Delaware on September 2, 2009. BNO is a commodity pool that issues limited partnership shares (“shares”) that may be purchased and sold on the NYSE Arca, Inc. (the “NYSE Arca”). BNO will continue in perpetuity, unless terminated sooner upon the occurrence of one or more events as described in its Third Amended and Restated Agreement of Limited Partnership dated as of March 1, 2013 (as amended from time to time, the “LP Agreement”). The investment objective of BNO is for the daily changes in percentage terms of its shares’ per share net asset value (“NAV”) to reflect the daily changes in percentage terms of the spot price of Brent crude oil as measured by the daily changes in the price of the futures contract for Brent crude oil traded on the ICE Futures Exchange (the “ICE Futures”) that is the near month contract to expire, except when the near month contract is within two weeks of expiration, in which case the futures contract will be the next month contract to expire (the “Benchmark Futures Contract”), less BNO’s expenses. It is not the intent of BNO to be operated in a fashion such that the per share NAV will equal, in dollar terms, the spot price of Brent crude oil or any particular futures contract based on Brent crude oil. It is not the intent of BNO to be operated in a fashion such that its per share NAV will reflect the percentage change of the price of any particular futures contract as measured over a time period greater than one day. United States Commodity Funds LLC (“USCF”), the general partner of BNO, believes that it is not practical to manage the portfolio to achieve such an investment goal when investing in Futures Contracts (as defined below) and Other Crude Oil-Related Investments (as defined below). BNO accomplishes its objective through investments in futures contracts for crude oil, diesel-heating oil, gasoline, natural gas and other petroleum-based fuels that are traded on the ICE Futures, the New York Mercantile Exchange (the “NYMEX”), or other U.S. and foreign exchanges (collectively, “Futures Contracts”), and other crude oil-related investments such as cash-settled options on Futures Contracts, forward contracts for crude oil, cleared swap contracts and over-the-counter transactions that are based on the price of crude oil and other petroleum-based fuels, Futures Contracts and indices based on the foregoing (collectively, “Other Crude Oil-Related Investments”). As of December 31, 2013, BNO held 237 Futures Contracts for Brent crude oil traded on the ICE Futures.

BNO commenced investment operations on June 2, 2010 and has a fiscal year ending on December 31. USCF is responsible for the management of BNO. USCF is a member of the National Futures Association (the “NFA”) and became a commodity pool operator registered with the Commodity Futures Trading Commission (the “CFTC”) effective December 1, 2005. USCF is also the general partner of the United States Oil Fund, LP (“USO”), the United States Natural Gas Fund, LP (“UNG”), the United States 12 Month Oil Fund, LP (“USL”), the United States Gasoline Fund, LP (“UGA”) and the United States Diesel-Heating Oil Fund, LP (“UHN”), which listed their limited partnership shares on the American Stock Exchange (the “AMEX”) under the ticker symbols “USO” on April 10, 2006, “UNG” on April 18, 2007, “USL” on December 6, 2007, “UGA” on February 26, 2008 and “UHN” on April 9, 2008, respectively. As a result of the acquisition of the AMEX by NYSE Euronext, each of USO’s, UNG’s, USL’s, UGA’s and UHN’s shares commenced trading on the NYSE Arca on November 25, 2008. USCF is also the general partner of the United States Short Oil Fund, LP (“DNO”) and the United States 12 Month Natural Gas Fund, LP (“UNL”), which listed their limited partnership shares on the NYSE Arca under the ticker symbols “DNO” on September 24, 2009 and “UNL” on November 18, 2009, respectively. USCF is also the sponsor of the United States Commodity Index Fund (“USCI”), the United States Copper Index Fund (“CPER”), the United States Agriculture Index Fund (“USAG”), and the United States Metals Index Fund (“USMI”), each a series of the United States Commodity Index Funds Trust. USCI, CPER, USAG and USMI listed their shares on the NYSE Arca under the ticker symbol “USCI” on August 10, 2010, “CPER” on November 15, 2011, USAG on April 13, 2012 and USMI on June 19, 2012, respectively. All funds listed previously are referred to collectively herein as the “Related Public Funds.” USCF previously filed registration statements to register shares of the United States Sugar Fund (“USSF”), the United States Natural Gas Double Inverse Fund (“UNGD”), the United States Gasoil Fund (“USGO”) and the United States Asian Commodities Basket Fund (“UAC”), each of which is a series of the United States Commodity Funds Trust I, and the US Golden Currency Fund (“HARD”), a series of the United States Currency Funds Trust. On December 30, 2013, USCF withdrew the registration statements for USSF, UNGD, USGO and UAC effective December 31, 2013. On January 27, 2014, USCF withdrew the registration statement for HARD. HARD was never available to the public, and at the time of withdrawal, HARD was still in the process of review by various regulatory agencies which have regulatory authority over USCF and HARD.

Effective February 29, 2012, BNO issues shares to certain authorized purchasers (“Authorized Purchasers”) by offering baskets consisting of 50,000 shares (“Creation Baskets”) through ALPS Distributors, Inc., as the marketing agent (the “Marketing Agent”). Prior to February 29, 2012, BNO issued shares to Authorized Purchasers by offering baskets consisting of 100,000 shares through the Marketing Agent. The purchase price for a Creation Basket is based upon the NAV of a share calculated shortly after the close of the core trading session on the NYSE Arca on the day the order to create the basket is properly received.

From July 1, 2011 through December 31, 2013 (and continuing at least through May 1, 2014), the applicable transaction fee paid by Authorized Purchasers is $350 to BNO for each order they place to create or redeem one or more baskets (“Redemption Baskets”); prior to July 1, 2011, this fee was $1,000. Shares may be purchased or sold on a nationally recognized securities exchange in smaller increments than a Creation Basket or Redemption Basket. Shares purchased or sold on a nationally recognized securities exchange are not purchased or sold at the per share NAV of BNO but rather at market prices quoted on such exchange.

In May 2010, BNO initially registered 50,000,000 shares on Form S-1 with the U.S. Securities and Exchange Commission (the “SEC”). On June 2, 2010, BNO listed its shares on the NYSE Arca under the ticker symbol “BNO.” BNO established its initial per share NAV by setting the price at $50.00 and issued 200,000 shares in exchange for $10,000,000. BNO commenced investment operations on June 2, 2010, by purchasing Futures Contracts traded on the ICE Futures based on Brent crude oil. As of December 31, 2013, BNO had registered a total of 50,000,000 shares.

On August 26, 2013, BNO executed a 2-for-1 forward share split for all shareholders of record as of close of markets on August 26, 2013. The 2-for-1 forward share split was payable after the close of markets on August 28, 2013. BNO began trading at its post-split price on August 29, 2013. As a result of the forward share split, every one pre-split share of BNO was automatically exchanged for two post-split shares. Immediately prior to the forward share split, there were 450,000 shares of BNO issued and outstanding, representing a per share NAV of $89.92. After the forward share split, the number of issued and outstanding shares of BNO increased to 900,000, and the per share NAV decreased to $44.96. The ticker symbol and CUSIP number for BNO did not change as a result of the forward share split.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Commodity futures contracts, forward contracts, physical commodities, and related options are recorded on the trade date. All such transactions are recorded on the identified cost basis and marked to market daily. Unrealized gains or losses on open contracts are reflected in the statements of financial condition and represent the difference between the original contract amount and the market value (as determined by exchange settlement prices for futures contracts and related options and cash dealer prices at a predetermined time for forward contracts, physical commodities, and their related options) as of the last business day of the year or as of the last date of the financial statements. Changes in the unrealized gains or losses between periods are reflected in the statements of operations. BNO earns interest on its assets denominated in U.S. dollars on deposit with the futures commission merchant at the 90-day Treasury bill rate. In addition, BNO earns income on funds held at the custodian or futures commission merchant at prevailing market rates earned on such investments.

Brokerage Commissions

Brokerage commissions on all open commodity futures contracts are accrued on a full-turn basis.

Income Taxes

BNO is not subject to federal income taxes; each partner reports his/her allocable share of income, gain, loss deductions or credits on his/her own income tax return.

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), BNO is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any tax related appeals or litigation processes, based on the technical merits of the position. BNO files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states. BNO is not subject to income tax return examinations by major taxing authorities for years before 2009 (year of inception). The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized results in BNO recording a tax liability that reduces net assets. However, BNO’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analysis of and changes to tax laws, regulations and interpretations thereof. BNO recognizes interest accrued related to unrecognized tax benefits and penalties related to unrecognized tax benefits in income tax fees payable, if assessed. No interest expense or penalties have been recognized as of and for the year ended December 31, 2013.

Creations and Redemptions

Effective February 29, 2012, Authorized Purchasers may purchase Creation Baskets or redeem Redemption Baskets only in blocks of 50,000 shares at a price equal to the NAV of the shares calculated shortly after the close of the core trading session on the NYSE Arca on the day the order is placed. Prior to February 29, 2012, Authorized Purchasers could only purchase Creation Baskets or redeem Redemption Baskets in blocks of 100,000 shares.

BNO receives or pays the proceeds from shares sold or redeemed within three business days after the trade date of the purchase or redemption. The amounts due from Authorized Purchasers are reflected in BNO’s statements of financial condition as receivable for shares sold, and amounts payable to Authorized Purchasers upon redemption are reflected as payable for shares redeemed.

Partnership Capital and Allocation of Partnership Income and Losses

Profit or loss shall be allocated among the partners of BNO in proportion to the number of shares each partner holds as of the close of each month. USCF may revise, alter or otherwise modify this method of allocation as described in the LP Agreement.

Calculation of Per Share Net Asset Value

BNO’s per share NAV is calculated on each NYSE Arca trading day by taking the current market value of its total assets, subtracting any liabilities and dividing that amount by the total number of shares outstanding. BNO uses the closing price for the contracts on the relevant exchange on that day to determine the value of contracts held on such exchange.

Net Income (Loss) Per Share

Net income (loss) per share is the difference between the per share NAV at the beginning of each period and at the end of each period. The weighted average number of shares outstanding was computed for purposes of disclosing net income (loss) per weighted average share. The weighted average shares are equal to the number of shares outstanding at the end of the period, adjusted proportionately for shares added and redeemed based on the amount of time the shares were outstanding during such period. There were no shares held by USCF at December 31, 2013.

Offering Costs

Offering costs incurred in connection with the registration of additional shares after the initial registration of shares are borne by BNO. These costs include registration fees paid to regulatory agencies and all legal, accounting, printing and other expenses associated with such offerings. These costs are accounted for as a deferred charge and thereafter amortized to expense over twelve months on a straight-line basis or a shorter period if warranted.

Cash Equivalents

Cash equivalents include money market funds and overnight deposits or time deposits with original maturity dates of six months or less.

Reclassification

Certain amounts in the accompanying financial statements were reclassified to conform to the current presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires USCF to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of the revenue and expenses during the reporting period. Actual results may differ from those estimates and assumptions.

NOTE 3 – FEES PAID BY THE FUND AND RELATED PARTY TRANSACTIONS USCF

Management Fee

Under the LP Agreement, USCF is responsible for investing the assets of BNO in accordance with the objectives and policies of BNO. In addition, USCF has arranged for one or more third parties to provide administrative, custody, accounting, transfer agency and other necessary services to BNO. For these services, BNO is contractually obligated to pay USCF a fee, which is paid monthly, equal to 0.75% per annum of daily average net assets.

Ongoing Registration Fees and Other Offering Expenses

BNO pays all costs and expenses associated with the ongoing registration of its shares subsequent to the initial offering. These costs include registration or other fees paid to regulatory agencies in connection with the offer and sale of shares, and all legal, accounting, printing and other expenses associated with such offer and sale. For the years ended December 31, 2013, 2012 and 2011, BNO did not incur registration fees and other offering expenses.

Directors’ Fees and Expenses

BNO is responsible for paying its portion of the directors’ and officers’ liability insurance for BNO and the Related Public Funds and the fees and expenses of the independent directors who also serve as audit committee members of BNO and the Related Public Funds organized as limited partnerships and, as of July 8, 2011, the Related Public Funds organized as a series of a Delaware statutory trust. BNO shares the fees and expenses on a pro rata basis with each Related Public Fund, as described above, based on the relative assets of each fund computed on a daily basis. These fees and expenses for the year ended December 31, 2013 were $555,465 for BNO and the Related Public Funds. BNO’s portion of such fees and expenses for the year ended December 31, 2013 was $9,012. For the years ended December 31, 2012 and 2011, these fees and expenses for were $540,586 and $607,582, respectively for BNO and the Related Public Funds. BNO’s portion of such fees and expenses for the year ended December 31, 2012 was $9,844 and $4,953 for the year ended December 31, 2011.

Investor Tax Reporting Cost

The fees and expenses associated with BNO’s audit expenses and tax accounting and reporting requirements are paid by BNO. These costs were approximately $110,000, $75,000 and $75,000 for the years ended December 31, 2013, 2012 and 2011, respectively.

Other Expenses and Fees and Expense Waivers

In addition to the fees described above, BNO pays all brokerage fees and other expenses in connection with the operation of BNO, excluding costs and expenses paid by USCF as outlined in Note 4 below. USCF has voluntarily agreed to pay certain expenses typically borne by BNO, to the extent that such expenses exceed 0.15% (15 basis points) of BNO’s NAY, on an annualized basis, through at least June 30, 2014. USCF has no obligation to continue such payments into subsequent periods. For the year ended December 31, 2013, USCF waived $80,563 of BNO’s expenses. This voluntary waiver is in addition to those amounts USCF is contractually obligated to pay as described in Note 4.

NOTE 4 – CONTRACTS AND AGREEMENTS

BNO is party to a marketing agent agreement, dated as of March 31, 2010, as amended from time to time, with the Marketing Agent and USCF, whereby the Marketing Agent provides certain marketing services for BNO as outlined in the agreement. The fee of the Marketing Agent, which is borne by USCF, is equal to 0.06% on BNO’s assets up to $3 billion and 0.04% on BNO’s assets in excess of $3 billion.

The above fees do not include the following expenses, which are also borne by USCF: the cost of placing advertisements in various periodicals; web construction and development; or the printing and production of various marketing materials.

BNO is also party to a custodian agreement, dated February 8, 2010, as amended from time to time, with Brown Brothers Harriman & Co. (“BBH&Co.”) and USCF, whereby BBH&Co. holds investments on behalf of BNO. USCF pays the fees of the custodian, which are determined by the parties from time to time. In addition, BNO is party to an administrative agency agreement, dated February 8, 2010, as amended from time to time, with USCF and BBH&Co., whereby BBH&Co. acts as the administrative agent, transfer agent and registrar for BNO. USCF also pays the fees of BBH&Co. for its services under such agreement and such fees are determined by the parties from time to time.

Currently, USCF pays BBH&Co. for its services, in the foregoing capacities, a minimum amount of $75,000 annually for its custody, fund accounting and fund administration services rendered to BNO and each of the Related Public Funds, as well as a $20,000 annual fee for its transfer agency services. In addition, USCF pays BBH&Co. an asset-based charge of (a) 0.06% for the first $500 million of the Related Public Funds’, combined net assets, (b) 0.0465% for the Related Public Funds’ combined net assets greater than $500 million but less than $1 billion, and (c) 0.035% once the Related Public Funds’ combined net assets exceed $1 billion. The annual minimum amount will not apply if the asset-based charge for all accounts in the aggregate exceeds $75,000. USCF also pays transaction fees ranging from $7 to $15 per transaction.

On October 8, 2013, BNO entered into a brokerage agreement with RBC Capital Markets, LLC (“RBC Capital” or “RBC”) to serve as BNO’s futures commission merchant (“FCM”), effective October 10, 2013. Prior to October 10, 2013, the FCM was UBS Securities LLC (“UBS Securities”). The agreements require RBC Capital and UBS Securities to provide services to BNO in connection with the purchase and sale of Futures Contracts and Other Crude Oil-Related Investments that may be purchased and sold by or through RBC Capital and/or UBS Securities for BNO’s account. In accordance with each agreement, RBC Capital and UBS Securities charge BNO commissions of approximately $7 to $15 per round-turn trade, including applicable exchange and NFA fees for Futures Contracts and options on Futures Contracts. Such fees include those incurred when purchasing Futures Contracts and options on Futures Contracts when BNO issues shares as a result of a Creation Basket, as well as fees incurred when selling Futures Contracts and options on Futures Contracts when BNO redeems shares as a result of a Redemption Basket. Such fees are also incurred when Futures Contracts and options on Futures Contracts are purchased or redeemed for the purpose of rebalancing the portfolio. BNO also incurs commissions to brokers for the purchase and sale of Futures Contracts, Other Crude Oil-Related Investments or short term obligations of the United States of two years or less (“Treasuries”). During the year ended December 31, 2013, total commissions accrued to brokers amounted to $29,674. Of this amount, approximately $24,097, or 81.21%, was a result of rebalancing costs and approximately $5,577, or 18.79%, was the result of trades necessitated by creation and redemption activity. By comparison, during the year ended December 31, 2012 total commissions accrued to brokers amounted to $33,506. Of this amount, approximately $29,561, or 88.23%, was a result of rebalancing costs and approximately $2,945, or 8.79%, was the result of trades necessitated by creation and redemption activity. By comparison, during the year ended December 31, 2011, total commissions accrued to brokers amounted to $31,871. Of this amount, approximately $22,560, or 70.79%, was a result of rebalancing costs and approximately $9,311, or 29.21%, was the result of trades necessitated by creation and redemption activity. The decrease in total commissions accrued to brokers for the year ended December 31, 2013, as compared to the year ended December 31, 2012, was primarily due to a lower number of futures contracts being held and traded as a result of BNO’s lower total net assets during the year ended December 31, 2013. The increase in total commissions accrued to brokers for the year ended December 31, 2012, as compared to the year ended December 31, 2011, was primarily a function of increased brokerage fees due to a higher number of futures contracts being held and traded as a result of the increase in BNO’s total net assets. The increase in total net assets required BNO to purchase a greater number of Futures Contracts and incur a higher amount of broker commissions. As an annualized percentage of average daily total net assets, the figure for the year ended December 31, 2013 represents approximately 0.07% of average daily total net assets. By comparison, the figure for the year ended December 31, 2012 represented approximately 0.06% of average daily total net assets and the figure for the year ended December 31, 2011, represented approximately 0.08% of average daily total net assets. However, there can be no assurance that commission costs and portfolio turnover will not cause commission expenses to rise in future quarters.

NOTE 5 – FINANCIAL INSTRUMENTS, OFF-BALANCE SHEET RISKS AND CONTINGENCIES

BNO engages in the trading of futures contracts, options on futures contracts and may engage in cleared swaps (collectively, “derivatives”). BNO is exposed to both market risk, which is the risk arising from changes in the market value of the contracts, and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

BNO may enter into futures contracts, options on futures contracts and cleared swaps to gain exposure to changes in the value of an underlying commodity. A futures contract obligates the seller to deliver (and the purchaser to accept) the future delivery of a specified quantity and type of a commodity at a specified time and place. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery.

The purchase and sale of futures contracts, options on futures contracts and cleared swaps require margin deposits with a FCM. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires a FCM to segregate all customer transactions and assets from the FCM’s proprietary activities.

Futures contracts and cleared swaps involve, to varying degrees, elements of market risk (specifically commodity price risk) and exposure to loss in excess of the amount of variation margin. The face or contract amounts reflect the extent of the total exposure BNO has in the particular classes of instruments. Additional risks associated with the use of futures contracts are an imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

All of the futures contracts held by BNO were exchange-traded through December 31, 2013. The risks associated with exchange-traded contracts are generally perceived to be less than those associated with over-the-counter transactions since, in over-the-counter transactions, a party must rely solely on the credit of its respective individual counterparties. When BNO enters into non-exchange traded contracts (including Exchange for Risk or EFR transactions), it is subject to the credit risk associated with counterparty nonperformance. The credit risk from counterparty non-performance associated with such instruments is the net unrealized gain, if any, on the transaction. BNO has credit risk under its futures contracts since the sole counterparty to all domestic and foreign futures contracts is the clearinghouse for the exchange on which the relevant contracts are traded. In addition, BNO bears the risk of financial failure by the clearing broker.

BNO’s cash and other property, such as Treasuries, deposited with a FCM are considered commingled with all other customer funds, subject to the FCM’s segregation requirements. In the event of a FCM’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than the total of cash and other property deposited. The insolvency of a FCM could result in the complete loss of BNO’s assets posted with that FCM; however, the majority of BNO’s assets are held in cash and/or cash equivalents with BNO’s custodian and would not be impacted by the insolvency of a FCM. The failure or insolvency of BNO’s custodian, however, could result in a substantial loss of BNO’s assets.

USCF invests a portion of BNO’s cash in money market funds that seek to maintain a stable per share NAY. BNO is exposed to any risk of loss associated with an investment in such money market funds. As of December 31, 2013 and December 31, 2012, BNO held investments in money market funds in the amounts of $8,010,771 and $38,015,790, respectively. BNO also holds cash deposits with its custodian. Pursuant to a written agreement with BBH&Co., uninvested overnight cash balances are swept to offshore branches of

U.S. regulated and domiciled banks located in Toronto, Canada; London, United Kingdom; Grand Cayman, Cayman Islands; and Nassau, Bahamas; which are subject to U.S. regulation and regulatory oversight. As of December 31, 2013 and December 31, 2012, BNO held cash deposits and investments in Treasuries in the amounts of $20,517,551 and $6,424,332, respectively, with the custodian and futures commission merchant. Some or all of these amounts may be subject to loss should BNO’s custodian and/or futures commission merchant cease operations.

For derivatives, risks arise from changes in the market value of the contracts. Theoretically, BNO is exposed to market risk equal to the value of futures contracts purchased and unlimited liability on such contracts sold short. As both a buyer and a seller of options, BNO pays or receives a premium at the outset and then bears the risk of unfavorable changes in the price of the contract underlying the option.

BNO’s policy is to continuously monitor its exposure to market and counterparty risk through the use of a variety of financial, position and credit exposure reporting controls and procedures. In addition, BNO has a policy of requiring review of the credit standing of each broker or counterparty with which it conducts business.

The financial instruments held by BNO are reported in its statements of financial condition at market or fair value, or at carrying amounts that approximate fair value, because of their highly liquid nature and short-term maturity.

NOTE 6 – FINANCIAL HIGHLIGHTS

The following table presents per share performance data and other supplemental financial data for the years ended December 31, 2013, 2012 and 2011. This information has been derived from information presented in the financial statements.

	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31,2011
Per Share Operating Performance:

Net asset value, beginning of year	$40.98 *	$37.27 *	$31.54 *
Total income	3.24	4.10 *	6.08 *
Net expenses	(0.41)	(0.39)*	(0.35)*
Net increase in net asset value	2.83	3.71 *	5.73 *
Net asset value, end of year	$43.81	$40.98 *	$37.27 *

Total Return	6.91%	9.95%	18.17%

Ratios to Average Net Assets
Total income	6.66%	9.44%	16.11%
Management fees	0.75%	0.75%	0.75%
Total expenses excluding management fees	0.45%	0.32%	0.43%
Expenses waived	(0.20)%	(0.09)%	(0.24)%
Net expenses excluding management fees	0.25%	0.23%	0.19%
Net income	5.66%	8.46%	15.17%

*On August 26, 2013, BNO executed a 2-for-1 forward share split for all shareholders of record as of the close of markets on

August 26, 2013. The 2-for-1 forward share split was payable after the close of markets on August 28, 2013. BNO began trading at its post split price on August 29, 2013. The Financial Highlights have been adjusted for the periods shown to reflect the 2-for-1 forward share split on a retroactive basis.

Total returns are calculated based on the change in value during the period. An individual shareholder’s total return and ratio may vary from the above total returns and ratios based on the timing of contributions to and withdrawals from BNO.

NOTE 7 – QUARTERLY FINANCIAL DATA (Unaudited)

The following summarized (unaudited) quarterly financial information presents the results of operations and other data for the three-month periods ended March 31, June 30, September 30 and December 31, 2013, and 2012.

	First Quarter 2013		Second Quarter 2013	Third Quarter 2013	Fourth Quarter 2013
Total Income (Loss)	$786,724		$(2,878,492)	$3,544,437	$1,205,810
Total Expenses	121,859		123,951	125,487	107,271
Expense Waivers	(14,868)		(14,651)	(20,958)	(30,176)
Net Expenses	106,991		109,300	104,529	77,095
Net Income (Loss)	$679,733		$(2,987,792)	$3,439,908	$1,128,715
Net Income (Loss) per Share	$0.66	*	$(2.75)*	$3.51	$1.42

	First Quarter 2012		Second Quarter 2012	Third Quarter 2012		Fourth Quarter 2012
Total Income (Loss)	$7,523,732		$(10,655,004)	$7,650,429		$402,647
Total Expenses	146,662		130,211	147,750		135,105
Expense Waivers	(8,066)		(10,782)	(10,169)		(18,231)
Net Expenses	138,596		119,429	137,581		116,874
Net Income (Loss)	$7,385,136		$(10,774,433)	$7,512,848		$285,773
Net Income (Loss) per Share	$5.88	*	$(8.47)*	$5.92	*	$0.38	*

* Adjusted to give effect to the forward share split of 2-for-1 paid after close of markets on August 28, 2013. NOTE 8 – FAIR VALUE OF FINANCIAL INSTRUMENTS

BNO values its investments in accordance with Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurement. The changes to past practice resulting from the application of ASC 820 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurement. ASC 820 establishes a fair value hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of BNO (observable inputs) and (2) BNO’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the ASC 820 hierarchy are as follows:

Level I – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level II – Inputs other than quoted prices included within Level I that are observable for the asset or liability, either directly or indirectly. Level II assets include the following: quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market-corroborated inputs).

Level III – Unobservable pricing input at the measurement date for the asset or liability. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

In some instances, the inputs used to measure fair value might fall within different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest input level that is significant to the fair value measurement in its entirety.

United States Brent Oil Fund, LP
Statements of Cash Flows
For the years ended December 31, 2013, 2012 and 2011

	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2011
Cash Flows from Operating Activities:
Net income	$2,260,564	$4,409,324	$6,444,350
Adjustments to reconcile net income to net cash provided by operating activities:
(Increase) decrease in commodity futures trading account - cash and cash equivalents	1,663,093	3,366,714	(5,131,599)
Unrealized (gain) loss on futures contracts	710,660	(1,655,900)	1,239,230
(Increase) decrease in receivable from General Partner	(33,405)	57,183	9,284
(Increase) decrease in dividend receivable	452	(696)	(54)
(Increase) decrease in interest receivable	–	11	(11)
Increase in other assets	(208)	(549)	(278)
Increase (decrease) in professional fees payable	15,103	(21,183)	23,618
Increase (decrease) in General Partner management fees payable	(10,163)	(5,637)	26,107
Increase (decrease) in brokerage commissions payable	(400)	305	500
Increase (decrease) in other liabilities	(215)	(168)	1,076
Net cash provided by operating activities	4,605,481	6,149,404	2,612,223

Cash Flows from Financing Activities:
Addition of partnership shares	118,483,039	89,087,948	205,178,034
Redemption of partnership shares	(137,337,227)	(85,693,039)	(186,969,027)
Net cash provided by (used in) financing activities	(18,854,188)	3,394,909	18,209,007

Net Increase (Decrease) in Cash and Cash Equivalents	(14,248,707)	9,544,313	20,821,230

Cash and Cash Equivalents, beginning of year	39,506,019	29,961,706	9,140,476
Cash and Cash Equivalents, end of year	$25,257,312	$39,506,019	$29,961,706

See accompanying notes to financial statements.

NOTE 9 – RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities.” The amendments in ASU No. 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU No. 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.

NOTE 10 – SUBSEQUENT EVENTS

BNO has performed an evaluation of subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.